Exhibit 10.1
Third Amendment to
Third Amended and Restated Loan Agreement

This Third Amendment to Third Amended and Restated Loan Agreement (this “Amendment”) is made as of July 31, 2020, by and among Truist Bank f/k/a Branch Banking and Trust Company, a North Carolina banking corporation (“Bank”) and Synalloy Corporation, a Delaware corporation, Synalloy Fabrication, LLC, a South Carolina limited liability company, Synalloy Metals, Inc., a Tennessee corporation, Bristol Metals, LLC, a Tennessee limited liability company, Manufacturers Soap & Chemical Company, a Tennessee corporation, Manufacturers Chemicals, LLC, a Tennessee limited liability company, Palmer of Texas Tanks, Inc., a Texas corporation, CRI Tolling, LLC, a South Carolina limited liability company, Specialty Pipe & Tube, Inc., a Delaware corporation and American Stainless Tubing, LLC, a North Carolina limited liability company (sometimes individually a “Borrower” and collectively, the “Borrowers”) for purposes of amending (without novation, accord nor satisfaction) certain aspects and provisions of the following (all of the following sequentially, cumulatively and collectively, the “Loan Agreement”): the Third Amended and Restated Loan Agreement dated as of October 30, 2017, between Borrowers and Bank, together with Schedules DD and EE of the same, as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated June 29, 2018, as amended by that certain Second Amendment to Third Amended and Restated Loan Agreement dated December 20, 2018.

Agreement

1. Defined Terms from Loan Agreement

Capitalized terms used in this Amendment without definition retain (except, to the extent applicable, as amended hereby) the meanings respectfully assigned to such terms in the Loan Agreement.

2. Recitals and Loan Agreement Incorporated Herein by Reference

Each and all of opening paragraphs, statements, information and other provisions of this Amendment above constitute an integral part of this Amendment among the parties and are to be considered binding upon the parties. In addition, the statements, recitals, terms, conditions and agreements of and in the Loan Agreement are hereby incorporated herein by this reference thereto as if set forth herein in full.

3.    Conditions to Effectiveness of Amendment.

The Amendments set forth in Section 4 hereof shall become effective on the date of or after the date hereof on which the following conditions have been satisfied:

Fees: Borrowers shall pay the expenses of the Bank and the expenses and reasonable professional fees and costs of legal counsel to the Bank in connection with the negotiation, preparation and closing of this Amendment and the other documents and instruments being delivered in connection herewith.

Evidence of Proxy Contest Expenses: Receipt by Bank of written documentation reasonably satisfactory to Bank of the Proxy Contest Expenses as set forth in Section 4 hereof.

Additional Documents: Receipt by Bank of approvals, opinions, or documents as Bank may reasonably request.

4. Modifications to Specific Provisions of Loan Agreement

The paragraph entitled “Fixed Charge Coverage Ratio” in Section 5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Exhibit 10.1
Third Amendment to
Third Amended and Restated Loan Agreement

“Fixed Charge Coverage Ratio. Minimum fixed charge coverage ratio of not less than 1.25, with the first test beginning December 31, 2017 and continuing each quarter thereafter all to be tested on a rolling four quarter basis. The fixed charge coverage numerator is defined as the sum of pre-tax net income or pre-tax net loss plus depreciation and amortization plus interest expense plus rent/lease expense plus goodwill impairment expense plus stock option expense, minus dividends; provided that, for the quarter ending June 30, 2020, and the directly following three quarters after the quarter ending June 30, 2020, the fixed charge coverage numerator shall include certain costs related to a proxy contest in the amount of $3,097,613.65 (the “Proxy Contest Expenses”). The denominator is defined as the sum of interest expense, plus current maturities of long term debt plus rent/lease expense. Notwithstanding the foregoing in this paragraph, the Proxy Contest Expenses shall be added to the fixed charge coverage numerator only if the Borrower provides, in a form reasonably satisfactory to Bank, written documentation to Bank evidencing the Proxy Contest Expenses.”

5. Bringdown of Representations and Warranties

Borrowers represent and warrant to Bank the continued accuracy and completeness, as of the date hereof, of all representations made in the Loan Documents taking into account this Amendment constituting one of the Loan Documents.

6. Security

For the avoidance of doubt, all of the obligations of the Borrowers, whether of payment or performance, under the Line of Credit or Term Loan shall be and continue following the effectiveness of this Amendment to be (along with the other obligations referenced therein), secured by and enjoying the benefits of the pledges, collateral and other matters and security set forth in the Loan Documents.

7. Miscellaneous
Matters as to Amendment. This Amendment constitutes an amendment to the Loan Agreement (and, to the extent applicable, all other Loan Documents) and except for the effect of any matters expressly set forth in this Amendment, this Amendment, the Loan Agreement as previously amended, and each of the Loan Documents is, and shall continue to be following the effectiveness of this Amendment, in full force and effect in accordance with the terms thereof, and nothing in this Amendment shall otherwise be deemed to amend or modify any provision of the Loan Agreement, as previously amended, or the other Loan Documents, each of which shall remain in full force and effect except as otherwise expressly provided herein or therein. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction. This Amendment does not affect the release of any collateral, does not disturb the perfection or priority of any existing liens, and does not affect the release of any obligor, guarantor or other party from its obligations. This Amendment shall be construed in accordance with and governed by the laws of the State of South Carolina and the Loan Documents shall bind each Borrowers’ heirs, personal representatives, successors and assigns and inure to the benefit of Bank’s successors and assigns.

[SIGNATURES ON FOLLOWING PAGE]

Exhibit 10.1
Third Amendment to
Third Amended and Restated Loan Agreement

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND ENTER INTO THIS AMENDMENT. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment under seal as of the date first written above.

Witness: ______________________________ Print Name: ______________________
SYNALLOY CORPORATION
SYNALLOY FABRICATION, LLC
SYNALLOY METALS, INC.
BRISTOL METALS, LLC
MANUFACTURERS SOAP & CHEMICAL
    COMPANY
MANUFACTURERS CHEMICALS, LLC
PALMER OF TEXAS TANKS, INC.
CRI TOLLING, LLC
SPECIALTY PIPE & TUBE, INC.
AMERICAN STAINLESS TUBING, LLC

By:                                                                    (SEAL)
         Sally M. Cunningham
Senior Vice President and CFO or Senior Vice President, Finance of and on behalf of each of the above-named entities

Exhibit 10.1
Third Amendment to
Third Amended and Restated Loan Agreement

COMMONWEALTH OF VIRGINIA

COUNTY OF ____________

The foregoing instrument was acknowledged before me this ____ day of ________________, 2020, by Sally M. Cunningham, Senior Vice President and CFO or Senior Vice President, Finance of Synalloy Corporation, a Delaware corporation, Synalloy Fabrication, LLC, a South Carolina limited liability company, Synalloy Metals, Inc., a Tennessee corporation, Bristol Metals, LLC, a Tennessee limited liability company, Manufacturers Soap & Chemical Company, a Tennessee corporation, Manufacturers Chemicals, LLC, a Tennessee limited liability company, Palmer of Texas Tanks, Inc., a Texas corporation, CRI Tolling, LLC, a South Carolina limited liability company, Specialty Pipe & Tube, Inc., a Delaware corporation, and American Stainless Tubing, LLC, a North Carolina limited liability company on behalf of each company.

____________________________________
Notary Public, Commonwealth of Virginia

Printed Name: ________________________

My commission expires: ________________

Exhibit 10.1
Third Amendment to
Third Amended and Restated Loan Agreement

Witness: ______________________________ Print Name: _____________________	TRUIST BANK By: _______________________________________ Stan W. Parker Senior Vice President